SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 13, 2006

VIISAGE TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21559	04-3320515
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

296 Concord Road, Billerica, Massachusetts 01821

(Address of principal executive office) (Zip code)

Registrant’s telephone number, including area code: (978) 932-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreement.

On February 13, 2006, Viisage Technology, Inc. (“Viisage”) entered into letter agreements with Bernard C. Bailey, President and Chief Executive Officer of Viisage, and Bradley T. Miller, Senior Vice President and Chief Financial Officer of Viisage, regarding certain severance benefits which would be provided to them in the event that they and Viisage do not agree on the terms of their continued employment with Viisage following the pending merger with Identix Incorporated. A copy of each of these letter agreements is attached hereto as Exhibit 10.75 and Exhibit 10.76, respectively.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The Exhibit Index hereto is incorporated into this Item 9.01 by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIISAGE TECHNOLOGY, INC.

Date: February 17, 2006	By:	/s/ Bradley T. Miller
Bradley T. Miller Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.75	Letter Agreement dated February 13, 2006 by and between Viisage Technology, Inc. and Bernard C. Bailey.

10.76	Letter Agreement dated February 13, 2006 by and between Viisage Technology, Inc. and Bradley T. Miller.